Exhibit 99.1

dMY Technology Group, Inc. VI Announces Intention to Transfer to Nasdaq Upon Completion of Business Combination with Rainwater Tech

LAS VEGAS, NV – March 23, 2023—dMY Technology Group, Inc. VI (NYSE: DMYS) (the “Company” or “dMY VI”) today announced its intention to transfer its stock exchange listing from the New York Stock Exchange to the Nasdaq Stock Market (“Nasdaq”), effective upon the completion of its previously announced business combination with Rain Enhancement Technologies, Inc. (“Rainwater Tech”), a leader in the development of rainfall generation technology.

Upon the consummation of the business combination, Rainwater Tech will be a wholly owned subsidiary of dMY VI, and dMY VI will change its name to “Rain Enhancement Technologies, Inc.” Once the business combination is completed and once authorization for listing on Nasdaq has been received, dMY VI will change its trading ticker from DMYS to the new ticker symbol “RANY” and will begin trading on Nasdaq.

About dMY Technology Group, Inc. VI

dMY Technology Group, Inc. VI is a blank check company incorporated in Delaware on October 5, 2021, whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Led by Chief Executive Officer Niccolo de Masi and Chairman Harry You, dMY VI consummated the IPO on NYSE on October 5, 2021, raising aggregate gross proceeds of $241,500,000.

Important Legal Information

The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell securities of the Company. The Company has filed a tender offer statement on Schedule TO containing an offer to purchase, form of letter of transmittal and other documents relating to the Tender Offer (the “Securities Law Disclosure Documents”). These documents contain important information about the Tender Offer that should be read carefully and considered before any decision is made with respect to the Tender Offer. These materials will be made available to the shareholders of the Company at no expense to them. In addition, such materials (and all other documents filed by the Company with SEC are, and will be, available at no charge from the SEC through its website at www.sec.gov. Shareholders may also obtain free copies of the documents filed with the SEC by the Company by directing a request to Morrow Sodali LLC, as Information Agent for the Tender Offer, by telephone at: +1 (800) 662-5200 (toll-free, individuals), +1 (203) 658-9400 (banks and brokers) or by email at: DMYS.info@investor.morrowsodali.com.

This press release contains “forward looking statements.” Forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are not historical facts but instead represent only the Company’s belief regarding future results, many of which, by their nature are inherently uncertain and outside of the Company’s control. Actual results may differ, possibly materially, from those anticipated in these forward looking statements. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

The risks and uncertainties include, but are not limited to: future operating or financial results; changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks related to the performance of Rainwater Tech’s future technology or business and the timing of expected business or financial milestones; the amount of redemption requests made by dMY VI’s stockholders; the ability of dMY VI or Rainwater Tech to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; if the proposed business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of dMY VI’s securities or, following the closing, the combined entity’s securities, may decline expected benefits of the business combination; and following the consummation of the proposed business combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations.

Additional risks related to dMY VI and Rainwater Tech include, among others:

•	Rainwater Tech can provide no assurance of the effectiveness and success of ionization rainfall generation technology in increasing precipitation;

•	Rainwater Tech has no operating history or revenues, which makes it difficult to forecast its future results of operations;

•	The execution of Rainwater Tech’s business model, including technology or profitability of its products and services, is not yet proven;

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The rain generation industry is in its early stages and is volatile, and if it does not develop, if it develops slower than Rainwater Tech expects, if it develops in a manner that does not require use of Rainwater Tech’s services, if it encounters negative publicity or if Rainwater Tech’s solution does not drive commercial engagement, the growth of its business will be harmed;

•	Rainwater Tech has not yet proven its ability to develop and implement new technologies, as well as the ability to obtain and maintain intellectual property protections for such technologies;

•	A substantial portion of Rainwater Tech’s technology is derived from public-source intellectual property and as a result Rainwater Tech may face increased competition;

•

Even if Rainwater Tech is successful in developing rainfall generation systems/technology and executing its strategy, other competitors in the industry may achieve technological breakthroughs which render Rainwater Tech’s technology obsolete or inferior to other products;

•	If Rainwater Tech’s platform fails to provide a broad, proven advantage in rainfall generation, its business, financial condition and future prospects may be harmed;

•

Rainwater Tech’s operating and financial results relies upon assumptions and analyses developed by third-party trials. If these assumptions or analyses prove to be incorrect, Rainwater Tech’s actual operating results may be materially different from its forecasted results;

•

Rainwater Tech’s estimates of market opportunity and forecasts of revenue generation and market growth, including estimates of market opportunity and the ability to meet the supply and demand needs of our customers, may prove to be inaccurate, and even if the market in which it operates achieves the forecasted growth, Rainwater Tech’s business could fail to grow at similar rates, if at all;

•

Rainwater Tech may be unable to successfully manufacture its products or scale up manufacturing of its products in sufficient quantity and quality, in a timely or cost-effective manner, or at all. Unforeseen issues associated with scaling up and constructing rainfall generation systems at commercially viable levels could negatively impact Rainwater Tech’s financial condition and results of operations;

•	Rainwater Tech could suffer disruptions, outages, defects and other performance and quality problems with its rainfall generation systems or the infrastructure on which it relies;

•	Supply chain issues, including a shortage of adequate supply or manufacturing capacity for its systems, could have an adverse impact on its business and operating results;

•

If Rainwater Tech cannot successfully execute on its strategy, including in response to changing customer needs and new technologies and other market requirements, or achieve its objectives in a timely manner, its business, financial condition and results of operations could be harmed;

•

Rainwater Tech’s failure to effectively develop and expand its sales and marketing capabilities could harm its ability to increase its customer base and achieve broader market acceptance of its rain generation technology;

•	The risk of third parties asserting that Rainwater Tech is violating their intellectual property rights;

•

Risks relating to the production and manufacturing of Rainwater Tech’s technology, including supply chain issues to obtain required materials, supplies and spare parts to build and operate its platform;

•	Rainwater Tech must overcome significant engineering, technology, operations and climatological challenges to deliver consistent results;

•

Rainwater Tech has not to date obtained statistically significant results, and faces risks and uncertainties relating to its ability to obtain statistically significant results and repeat success demonstrating its ability to enhance rainfall;

•	Risks relating to the effect of competing technologies, including desalination and chemical-based cloudseeding technology, on Rainwater Tech’s business;

•	Risks relating to environmental and weather conditions that are correlated with successful rainfall generation, as well as other ESG-related matters;

•	Rainwater Tech may face liability for changing environmental and/or weather conditions, including challenges resulting from excessive rain;

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Risks relating to the failures of Rainwater Tech’s customers, both private and public, to meet payment obligations, including refusal to pay for rainfall generation services that directly or indirectly benefit other nearby parties;

•	Risks of system securities and data protection breaches;

•

Rainwater Tech is highly dependent on its senior technical advisors, and its ability to ability to attract, recruit, and retain senior management and other key employees, as well as find qualified labor with the particular skills required to manufacture, operate and advance the platform, is critical to its success; if Rainwater Tech is unable to retain talented, highly-qualified senior management and other key employees or attract them when needed, it could negatively impact its business;

•

Risks regarding potential changes in legislative and regulatory environments that may limit the scope of Rainwater Tech’s marketplace, including land restriction policies and its ability to obtain and maintain permits;

•	Rainwater Tech may face political and social opposition to its business and activities;

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Following the consummation of the Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations;

•

Rainwater Tech’s success could be impacted by the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed, or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; and

•

If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of dMY VI’s securities or, following the closing, the combined entity’s securities, may decline.

You should carefully consider the risks and uncertainties that will be described in the Securities Law Disclosure Documents and any amendments thereto.

Contact Information

Investor Relations/Media

RainwaterTechIR@icrinc.com

RainwaterTechPR@icrinc.com

Information Agent

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Tel: +1 (800) 662-5200 (toll-free, individuals), +1 (203) 658-9400 (banks and brokers)

E-mail: DMYS.info@investor.morrowsodali.com